================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2007

                            ------------------------

                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                            ------------------------

           Delaware                     0-22818                  22-3240619
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 3, 2007, The Hain Celestial Group, Inc. issued the press release attached as Exhibit 99.1 and incorporated by reference herein, announcing financial results for its fiscal quarter ended March 31, 2007.


Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits. The following exhibits are filed herewith:


        Exhibit No.          Description
        -----------          -----------

            99.1             Press Release dated May 3, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2007

                                         THE HAIN CELESTIAL GROUP, INC.
                                                  (Registrant)



                                        By: /s/ Ira J. Lamel
                                            ------------------------------------
                                            Name:  Ira J. Lamel
                                            Title: Executive Vice President and
                                                   Chief Financial Officer